Non-GAAP Financial Measures Supplement September 29, 2012 Exhibit 99.3

Hologic has presented the following non-GAAP financial measures in this supplement: adjusted revenues; adjusted gross margins;
adjusted operating expenses; adjusted operating income; adjusted interest expense; adjusted pre-tax income; adjusted net income;
adjusted EPS; and adjusted EBITDA. Hologic defines its non-GAAP adjusted revenues to include contingent revenue earned under the
Novartis collaboration post-acquisition which was eliminated under purchase accounting. Hologic defines its non-GAAP adjusted gross margins, adjusted operating expenses, adjusted operating income, adjusted interest expense, adjusted pre-tax income and adjusted EPS to exclude, as applicable: (i) the amortization of intangible assets; (ii) acquisition-related charges and effects, such as charges for contingent consideration (comprised of (a) adjustments for changes in the fair value of the contingent consideration liabilities initially recorded as part of the purchase price of an acquisition as required by GAAP, and (b) contingent consideration that is tied to continuing employment of the former shareholders and employees which is recorded as compensation expense), transaction costs, integration costs including retention, and credits and/or charges associated with the write-up of acquired inventory and fixed assets to fair value, and the effect of a reduction in revenue related to the write-up of acquired unbilled accounts receivable to fair value; (iii) non-cash interest expense related to amortization of the debt discount for convertible debt securities; (iv) divestiture and restructuring charges; (v) non-cash loss on exchange of convertible notes; (vi) litigation settlement charges (benefits); (vii) other-than-temporary impairment losses on investments; and (viii) other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of
Hologic’s core business results; and to include income taxes related to such adjustments. Hologic defines adjusted EBITDA as its non-
GAAP adjusted net income plus interest expense, net, income taxes, and depreciation and amortization expense included in its non-
GAAP adjusted net income.
Hologic believes the use of these non-GAAP financial measures is useful to investors by eliminating certain of the more significant effects of its acquisitions and related activities, non-cash charges resulting from the application of GAAP to convertible debt instruments with cash settlement features, charges related to debt extinguishment losses, investment impairments, litigation settlements, and divestiture and restructuring initiatives. These measures also reflect how Hologic manages its businesses internally. In addition to the adjustments set forth in the calculation of Hologic’s non-GAAP adjusted net income and adjusted EPS, its non-GAAP adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of non-
GAAP adjusted net income, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. When analyzing Hologic’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net (loss) income prepared in accordance with GAAP.
Use of Non-GAAP Financial Measures

Reconciliation of GAAP to Non-GAAP
(unaudited)
In thousands, except earnings per share In thousands, except earnings per share
3
Footnotes:
1
To reflect a fair value adjustment recorded in purchase accounting relating to contingent revenue earned and received under the Novartis collaboration post acquisition which was eliminated under purchase accounting.
2
Non-GAAP adjusted earnings per share was calculated based on: 268,106; 264,878; and 267,294 weighted average diluted shares outstanding for the three months ended
September 29, 2012, September 24, 2011, and June 23, 2012, respectively.
Continued on next page
Three Months Ended Three Months Ended
September 29, 2012 September 29, 2012 September 24, 2011 September 24, 2011 June 23, 2012 June 23, 2012
REVENUES
GAAP revenues $588,548
Adjustment related to Novartis collaboration 11,606 1
Non-GAAP adjusted revenues $600,154 $600,154
(LOSS) EARNINGS PER SHARE
GAAP (loss) earnings per share- Diluted $(0.29) $0.10 $0.09
Adjustments to net (loss) income (as detailed below) 0.66 0.24 0.26
Non-GAAP adjusted earnings per share- Diluted $0.37 $0.37 2 2 $0.34 $0.34 2 2 $0.35 $0.35 2 2
GROSS MARGINS
GAAP gross margins $274,317 $243,199 $244,640
Adjustments:
Contingent revenue from Novartis collaboration 11,606 - -
Amortization of intangibles 66,072 45,978 45,280
Fair value write-up of acquired inventory sold 19,918 - -
Fair value adjustment for depreciation expense 1,203 - -
Adiana closure costs (427) - 1,546
Acquisition-related costs 612 - 138
Non-GAAP gross margins $373,301 $373,301 $289,177 $289,177 $291,604 $291,604
GROSS MARGIN PERCENTAGE
GAAP gross margin percentage 46.6% 52.1% 52.0%
Impact of adjustments above 15.6% 9.8% 10.0%
Non-GAAP adjusted gross margin percentage 62.2% 62.2% 61.9% 61.9% 62.0% 62.0%

In thousands, except earnings per share In thousands, except earnings per share

Three Months Ended Three Months Ended
September 29, 2012 September 29, 2012 September 24, 2011 September 24, 2011 June 23, 2012 June 23, 2012
OPERATING EXPENSES
GAAP operating expenses $318,020 $169,778 $164,113
Adjustments:
Amortization of intangible assets (24,832) (14,492) (15,733)
Contingent consideration (40,399) (11,316) (2,226)
Acquisition-related costs (37,901) (153) (4,892)
Restructuring and divestiture costs (16,697) 71 14
Impairment of goodwill (5,826) - -
In-process research and development (4,500) - -
Fair value adjustment for depreciation expense (1,300) - -
Adiana closure costs - - (150)
Other charges (2) (320) -
Non-GAAP adjusted net operating expenses $186,563 $186,563 $143,568 $143,568 $141,126 $141,126
INTEREST EXPENSE
GAAP interest expense $56,673 $29,079 $25,593
Adjustment for non-cash interest expense relating to
convertible notes
(16,514) (18,470) (15,119)
Other interest expense - (214) (186)
Non-GAAP interest expense $40,159 $40,159 $10,395 $10,395 $10,288 $10,288
PRE-TAX (LOSS) INCOME
GAAP pre-tax (loss) income $(97,964) $41,606 $55,007
Adjustments to pre-tax (loss) income as detailed above 246,955 90,872 85,256
Non-GAAP pre-tax income $148,991 $148,991 $132,478 $132,478 $140,263 $140,263
NET (LOSS) INCOME
GAAP net (loss) income $(77,767) $27,569 $23,594
Adjustments to pre-tax (loss) income as detailed above 246,955 90,872 85,256
Income tax effect of reconciling items
(70,854) ³
(29,655) ³
(16,276) ³
Non-GAAP adjusted net income $98,334 $98,334 $88,786 $88,786 $92,574 $92,574
EBITDA
Non-GAAP adjusted net income $98,334 $88,786 $92,574
Interest expense, net, not adjusted above 39,766 9,887 9,593
Provision for income taxes 50,657 43,692 47,689
Depreciation expense, not adjusted above 21,241 17,908 15,926
Adjusted EBITDA $209,998 $209,998 $160,273 $160,273 $165,782 $165,782
Footnotes:
3
To reflect an annual effective tax rate of 34.0%, 33.2% and 34.0% on a non-GAAP basis for the three months ended September 29, 2012,
September 24, 2011, and June 23, 2012, respectively.
Reconciliation of GAAP to Non-GAAP (unaudited)

Reconciliation of GAAP to Non-GAAP
(unaudited)
In thousands, except earnings per share In thousands, except earnings per share
5
Year Ended Year Ended
September 29, 2012 September 29, 2012 September 24, 2011 September 24, 2011
REVENUES
GAAP revenues $2,002,652
Adjustment related to Novartis collaboration 11,606 1
Non-GAAP adjusted revenues $2,014,258 $2,014,258
(LOSS) EARNINGS PER SHARE
GAAP (loss) earnings per share- Diluted $(0.28) $.59
Adjustments to net (loss) income (as detailed below) 1.66 0.68
Non-GAAP adjusted earnings per share- Diluted $1.38 $1.38 2 2 $1.27 $1.27 2 2
GROSS MARGINS
GAAP gross margins $994,437 $923,181
Adjustments:
Contingent revenue from Novartis collaboration 11,606 -
Amortization of intangibles 201,864 177,456
Fair value write-up of acquired inventory sold 19,918 3,298
Fair value adjustment for depreciation expense 1,203 -
Adiana closure costs 19,064 -
Acquisition-related costs and other 800 -
Non-GAAP gross margins $1,248,892 $1,248,892 $1,103,935 $1,103,935
GROSS MARGIN PERCENTAGE
GAAP gross margin percentage 49.7% 51.6%
Impact of adjustments above 12.3% 10.1%
Non-GAAP adjusted gross margin percentage 62.0% 62.0% 61.7% 61.7%
Footnotes:
1
To reflect a fair value adjustment recorded in purchase accounting relating to contingent revenue earned and received under the Novartis collaboration post acquisition which was eliminated under purchase accounting.
2
Non-GAAP adjusted earnings per sharewas calculated based on 266,795 and 264,305 weighted average diluted shares outstanding for the year ended September 29, 2012 and
September 24, 2011, respectively.
Continued on next page

Year Ended Year Ended
September 29, 2012 September 29, 2012 September 24, 2011 September 24, 2011
OPERATING EXPENSES
GAAP operating expenses $880,720 $548,736
Adjustments:
Amortization of intangible assets (72,036) (58,334)
Contingent consideration (119,497) (11,986)
Acquisition-related costs and other (44,305) (2,102)
Restructuring and divestiture costs (benefit) (17,036) 71
Impairment of goodwill (5,826) -
In-process research and development (4,500) -
Fair value adjustment for depreciation expense (1,300) -
Adiana closure costs (479) -
Gain on sale of intellectual property, net 12,424 84,502
Other (452) (770)
Non-GAAP adjusted net operating expenses $627,713 $627,713 $560,117 $560,117
INTEREST EXPENSE
GAAP interest expense $140,287 $114,846
Adjustment for non-cash interest expense relating to convertible notes (68,532) (72,908)
Other interest expense (528) (214)
Non-GAAP interest expense $71,227 $71,227 $41,724 $41,724
PRE-TAX (LOSS) INCOME
GAAP pre-tax (loss) income $(61,661) $227,386
Adjustments to pre-tax (loss) income as detailed above 576,522 242,495
Deb extinguishment loss 42,347 29,891
Other - 2,445
Non-GAAP pre-tax income $557,208 $557,208 $502,217 $502,217
NET (LOSS) INCOME
GAAP net (loss) income $(73,634) $157,150
Adjustments to pre-tax (loss) income as detailed above 618,869 274,831
Income tax effect of reconciling items
(177,478) ³
(96,500) ³
Non-GAAP adjusted net income $367,757 $367,757 $335,481 $335,481
EBITDA
Non-GAAP adjusted net income $367,757 $335,481
Interest expense, net, not adjusted above 68,887 39,864
Provision for income taxes 189,451 166,736
Depreciation expense, not adjusted above 69,348 68,946
Adjusted EBITDA $695,443 $695,443 $611,027 $611,027
Footnotes:
3
To reflect an annual effective tax rate of 34.0% and 33.2% for the year ended September 29, 2012 and September 24, 2011, respectively.
Reconciliation of GAAP to Non-GAAP (unaudited)